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                              CONSULTING AGREEMENT
                              --------------------

         This Agreement is made as of this 15th day of March, 2000, by and between JAGNotes.com, Inc. (the "Company"), a corporation duly organized and existing under the laws of the State of Nevada with offices at 1415 Wyckoff Road, 2nd Floor, Farmingdale, New Jersey, 07727 and M.S. Farrell & Co., Inc., (the "Consultant") a corporation duly organized and existing under the laws of the State of New York, with offices at 67 Wall Street, New York, New York 10005.

         WHEREAS, the Company owns and operates an internet financial website and is publicly traded on the Bulletinboard Exchange under the symbol "JNOT", and

         WHEREAS, the Consultant is a broker/dealer, duly licensed by the NASD and is experienced in providing investment banking advice to publicly traded companies; and

         WHEREAS, the Company wishes to retain the services of the Consultant on the following terms and conditions:

         1. The Company hereby retains the services of the Consultant for a period of two years, which shall automatically be renewed for successive one year terms, unless the Company notifies the Consultant in writing no less than 30 days prior to the expiration of any given one year period that it does not wish to renew this Agreement. In exchange for the Consulting Services (as that term is defined herein), the Consultant shall receive a fee of 750,000 warrants (the "Warrants"), exercisable at

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$6 on a cashless basis. The Consultant shall have the right to demand that the
Company register the Warrants, to be incorporated in the Company's next Registration Statement or to be included as an amendment to any pending Registration Statement.

         2. The Consultant shall provide the following services to the Company:
(i) introduction to the Company of potential private investors, (ii) utilization of its best efforts to increase the number of market makers in the Company's Stock, (iii) introduction to the Company of other business ventures (publicly and/or privately held) for the purpose of potential merger and/or financing transactions, (iv) general investment banking advice. The services referred to in this paragraph shall be known as the "Consulting Services".

         3. The Consultant shall be an independent contractor and shall have no right or authority to assume or create any obligations or responsibility, express or implied, on behalf of or in the name of the Company, unless specifically authorized in writing by the Company. No provision of this Agreement shall be construed to preclude Farrell, or any officer, director, agent, assistant, affiliate or employee of Farrell from engaging in any activity whatsoever, including. Without limitation receiving compensation for managing investments, or acting as an advisor, broker, or dealer, to or participant in any corporation, partnership, trust or other business entity or from receiving compensation or profit therefore. The Consultant shall not be obligated to present any particular business combination to the Company even if such opportunity is of such character which, if presented to the Company, could be taken by the Company, and the Consultant and any affiliate thereof shall have the right to take for its

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own account (individually or as trustee) to recommend to others any such particular business combination.

         4. The Consultant (including any person or entity acting for or on behalf of the Consultant) shall not be liable for any mistakes of fact, errors of judgment, for losses sustained by the Company or any subsidiary or for any acts or ommissions of any kind, unless caused by the gross negligence or intentional misconduct of the Consultant or any person or entity acting for or on behalf of the Consultant.

         5. The Company and its present and future subsidiaries jointly and severally, agree to indemnify and hold harmless the Consultant and its present and future shareholders as well as its and their officers, directors, affiliates, associates, employees, shareholders, attorneys and agents ("Indemnified Parties" or "Indemnified Party") against any loss, claim, damage or liability whatsoever (including reasonable attorneys' fees and expenses), to which such Indemnified Party may become subject as a result of performing any act (or omitting to perform any act) contemplated to be performed by the Consultant pursuant to this Agreement if such act or omission did not violate the provisions of Section 5 of this Agreement. So long as the Company has not provided counsel to the Indemnified Party in accordance with the terms of this Agreement, the Company and its subsidiaries agree to reimburse the defense of any action or investigation (including reasonable attorneys' fees and expenses) subject to an understanding from such Indemnified Party to repay the Company or its subsidiaries if it is ultimately determined that such Indemnified Party is not entitled to such indemnity. In case any action, suit or proceeding shall be brought or threatened, in writing, against

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any Indemnified Party, it shall notify the Company within twenty (20) days after the Indemnified Party receives notice of such action, suit or such threat. The Company shall have the right to appoint the Company's counsel to defend such action, suit or proceeding provided that such Indemnified Party consents to such representation by such counsel, which consent shall not be unreasonably withheld. In the event any counsel appointed by the Company shall not acceptable to such Indemnified Party, then the Company shall have the right to appoint alternative counsel for such Indemnified Party reasonably acceptable to such Indemnified Party, until such time as acceptable counsel can be appointed. In any event, the Company shall, at its sole cost and expense, be entitled to appoint counsel to appear and participate as co-counsel in the defense thereof. The Indemnified Party, or its co-counsel, shall promptly supply the Company's counsel with copies of all documents, pleadings and notices which are filed, served or submitted in any of the aforementioned. No Indemnified Party shall enter into any settlement without the prior written consent of the Company, which consent shall not be unreasonably withheld.

         6. This Agreement shall be binding upon the Company and the Consultant and their successors and assigns.

         7. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever; (i) the validity, legality and enforeceability of the remaining provisions of this Agreement (including, without limitation, each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired

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thereby; and (ii) to the fullest extent possible, the provisions of this
Agreement (including, without limitation, each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held, invalid illegal or unenforceable.

         8. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both parties hereto. No waiver of any other provisions hereof (whether or not similar) shall be binding unless executed in writing by both parties hereto nor shall such waiver constitute a continuing waiver.

         9. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which shall constitute one and the same Agreement.

         10. This Agreement and its enforcement shall be governed by the laws of the State of New York applicable to contracts to be preformed therein, without giving effect to the conflict of law principles thereof.

         11. This Agreement contains the entire agreement between the parties with respect to the services to be provided to the Company by the Consultant and supersedes any and all prior understandings, agreement or correspondence between the parties.

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        IN WITNESS WHEREOF, the Company and the Consultant have caused this
Agreement to be signed by their duly authorized representatives as of the day and year first above written.

JAGNotes.com, Inc.                      M.S. Farrell & Co., Inc.

By: /s/ Gary Valinoti                   By: /s/ Thomas A. Gallo
   -------------------------------         -------------------------------
Name:  Gary Valinoti                    Name:  Thomas A. Gallo
Title: President and CEO                Title: CEO

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